UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 13, 2007

Lattice Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-18032	93-0835214
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 N. E. Moore Court

Hillsboro, Oregon 97124-6421

(Address of principal executive offices, including zip code)

(503) 268-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of PricewaterhouseCoopers LLP as Principal Accountant

On March 13, 2007, the Audit Committee of the Board of Directors of Lattice Semiconductor Corporation (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm.

The reports of PwC on the consolidated financial statements of the Company as of and for the fiscal years ended December 30, 2006 and December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal years ended December 30, 2006 and December 31, 2005 and through March 13, 2007 (the “Relevant Period”), there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports on the financial statements for such years. Also, during the Relevant Period, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K (“Reportable Events”) issued by the United States Securities and Exchange Commission (the “Commission”).

The Company has requested that PwC furnish it with a letter addressed to the Commission stating whether or not PwC agrees with the statements set forth in this subsection (a) above. A copy of such letter, dated March 19, 2007, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of KPMG LLP as Principal Accountant

On March 13, 2007, the Audit Committee of the Company’s Board of Directors engaged KPMG LLP (“KPMG”) as its independent registered public accounting firm to audit the Company’s financial statements for the year ending December 29, 2007. The engagement of KPMG is subject to the ratification of the Company’s stockholders at the Company’s 2007 Annual Meeting of Stockholders, which is scheduled to be held on May 1, 2007 at the Company’s headquarters in Hillsboro, Oregon.

During the Relevant Period, neither the Company nor (to the Company’s knowledge) anyone acting on behalf of the Company consulted with KPMG regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed), (ii) the type of audit opinion that might be rendered on the Company’s financial statements, (iii) any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K, or (iv) any Reportable Event.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP dated March 19, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LATTICE SEMICONDUCTOR CORPORATION

Date: March 19, 2007	By:	/s/ Jan Johannessen
Jan Johannessen
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP dated March 19, 2007